                    VAN ECK GOLD AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
                               1996 ANNUAL REPORT

Dear Shareholder:

We are pleased to report that the Van Eck Gold and Natural Resources Fund achieved a total return of 18.0%* for the calendar year ended December 31, 1996. It was a year of mixed results for natural resources/hard assets. Some sectors, such as energy and real estate, ended the year with exceptional returns and outperformed the S&P 500, while others, such as precious metals, were in the doldrums. During the year, a reallocation of the Gold and Natural Resources Fund away from precious metals to a more diversified portfolio encompassing several other hard asset sectors helped the Fund's performance.

The Fund's strong performance was fueled by exceptional returns in the energy sector, which was the Fund's largest and best performing sector by year end, with an approximate 40% allocation. Returns were driven by stronger commodity prices, successful application of technology to exploration efforts, and the cost reduction that this application of technology brought to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. Reasons included a combination of stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results. One estimate shows drilling success rates doubling in the past ten years due to technological changes. The Fund's energy holdings benefited from these trends. For example, United Meridian, a U.S.-based company with properties off the African coast, saw its stock price soar almost 200%. On the service side, drilling stocks, such as Falcon Drilling, were standout investments as well.

U.S. real estate securities were added to the portfolio during the year, and although they remain a relatively small portion of portfolio investments (8.5% at year end), they contributed to performance. U.S. real estate investment trusts, or REITs, gained approximately 35% for the year as supply and demand fundamentals continued to improve. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter.

Disappointing sectors included industrial metals and forest products and paper. Industrial metals and paper shares had negative performance as the underlying asset prices declined. Prices of industrial metals fell almost 9%, while pulp prices dropped nearly 50% from the high set late in 1995. In both industries, supply growth outstripped demand. In addition, both sectors endured severe inventory corrections on both the producer and consumer levels. These two factors resulted in a loss of pricing power, causing earnings to decline significantly. Fortunately, our allocations to these sectors were low, at less than 7% of total investments in each. The investments we did hold in these sectors were stocks of companies that held up well in this environment, namely low-cost producers and companies with undervalued assets (for example, Rayonier, a forest product and paper company, and Fort Howard, the lowest-cost commercial tissue producer).

Gold started the year on a strong note, jumping to over $418 per ounce in the first quarter, but it gradually fell in price throughout 1996, finishing the year at $367.70, down 5%. Several factors contributed to the sell-off in gold. With low inflation dominating the monetary picture, investment demand, a primary price factor, was weak. Real short-term interest rates were positive, putting a high opportunity cost on holding gold, and currency stability reigned. Further, an increasing number of central banks, particularly in Europe, sold large amounts of their gold reserves. Finally, after two years of declines, mine production rose despite lower output from the world's largest supplier, South Africa, where production dropped by 30 tonnes. The Morgan Stanley Capital International Gold Mines Index declined 2.8% in 1996. Our reduction of the Fund's weighting to gold stocks from approximately 50% in the beginning of the year to just over 30% by year end had a very positive effect.

THE OUTLOOK
In 1997, we believe certain natural resources/hard assets sectors will again outperform financial assets, although we do not expect a repeat of some of the exceptional returns of 1996. The supply and demand fundamentals that helped the Fund register solid investment results remain firmly in place.

In our opinion, global growth will be healthy. The monetary environment is extremely stimulative and central banks around the world are cutting interest rates. Increased liquidity has been finding its way into financial assets, but over the next year, we expect to see much of that money going into the real economy, pushing economic growth higher, with the emerging market countries showing strength considerably higher than that of the industrialized world. China is likely to grow by 10% next year, growth in developing Latin America should accelerate from 0.9% in 1995 to 4% in 1997 and Eastern Europe should grow at 4%, up from 0.4% this year. Raw materials are essential to the building of developing economies. Therefore, strong economic growth leads to increasing demand and higher prices for natural resources/hard assets.

Our strategy will be to maintain a significant energy weighting due to the sector's healthy fundamentals. We remain optimistic about the oil services and drilling sector, a group for which we believe there is significant upside potential. On the exploration side, our focus remains on companies with good exploration success probabilities and away from companies with high commodity exposure.

Expecting strong returns on real estate investments, we plan to increase the portfolio's weighting to this sector. The U.S. market remains the most attractive on a risk-adjusted basis. Fundamentals in the U.S. commercial property markets are attractive. Vacancy rates overall are down substantially in many markets while new supply is relatively minimal.

We plan to increase exposure to industrial metals producers as the environment for these companies appears to be improving and we will use weakness as buying opportunities. Since we fail to see signs of improvement in the paper sector, we intend to take a "wait-and-see" approach before increasing the Fund's allocation. Finally, we plan to maintain a neutral stance on precious metals.

We would like to thank you for your investment in the Gold and Natural Resources Fund and look forward to helping you meet your investment objectives in the future.

John C. van Eck     Derek S. van Eck
Chairman            Portfolio Manager

January 25, 1997

* Average annual returns on the Fund for the 1-year and 5-year periods ending 12/31/96 and for the period from 9/1/89 (commencement of operations) through 12/31/96 were 18.0%, 14.6% and 8.2%, respectively. These returns do not take variable annuity/life fees and expenses into account. The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                    VAN ECK GOLD AND NATURAL RESOURCES FUND
                         vs. Natural Resources Index*,
                          Ibbotson Hard Assets Index**
                               and S&P 500 Index



                Van Eck Gold &                  Natural Resources       S&P             Ibbotson Hard
                Natural Resources Fund          Index                   Index           Assets Index
Sep-89                          10,000                  10,000             10,000             10,000
Sep-89                          10,000                  10,178              9,961             10,172
Oct-89                          10,000                  10,003              9,729              9,967
Nov-89                          10,750                  10,582              9,931             10,363
Dec-89                          10,870                  11,120             10,166             10,796
Jan-90                          11,160                  11,042              9,484             10,641
Feb-90                          10,770                  10,419              9,606             10,336
Mar-90                          10,340                   9,994              9,859             10,132
Apr-90                           9,510                   9,441              9,615              9,669
May-90                          10,070                  10,156             10,552             10,113
Jun-90                           9,556                   9,918             10,479             10,009
Jul-90                          10,363                  10,695             10,445             10,720
Aug-90                          10,242                  10,351              9,502             10,822
Sep-90                          10,262                   9,651              9,034             10,593
Oct-90                           8,931                   9,089              9,001             10,024
Nov-90                           8,870                   8,902              9,581              9,889
Dec-90                           9,336                   9,130              9,843             10,098
Jan-91                           8,373                   8,998             10,278              9,911
Feb-91                           9,113                   9,664             11,014             10,429
Mar-91                           9,073                   9,466             11,276             10,425
Apr-91                           8,971                   9,512             11,308             10,523
May-91                           9,134                   9,628             11,792             10,710
Jun-91                           9,503                   9,734             11,253             10,638
Jul-91                           9,637                   9,974             11,780             10,862
Aug-91                           8,980                   9,519             12,056             10,557
Sep-91                           9,031                   9,565             11,859             10,616
Oct-91                           9,391                   9,837             12,018             10,855
Nov-91                           9,226                   9,399             11,532             10,499
Dec-91                           9,062                   9,545             12,850             10,546
Jan-92                           9,216                   9,603             12,611             10,728
Feb-92                           9,185                   9,427             12,773             10,597
Mar-92                           8,641                   9,117             12,522             10,365
Apr-92                           8,467                   9,300             12,887             10,526
May-92                           8,970                   9,647             12,956             10,890
Jun-92                           9,330                   9,446             12,768             10,750
Jul-92                           9,733                   9,346             13,283             10,800
Aug-92                           9,423                   9,053             13,015             10,556
Sep-92                           9,372                   8,877             13,164             10,442
Oct-92                           8,990                   8,418             13,212             10,000
Nov-92                           8,341                   8,232             13,657              9,852
Dec-92                           8,691                   8,409             13,836             10,016
Jan-93                           8,588                   8,475             13,937             10,146
Feb-93                           9,176                   8,991             14,125             10,577
Mar-93                          10,186                   9,601             14,429             11,147
Apr-93                          10,939                  10,357             14,075             11,611
May-93                          12,331                  10,955             14,455             11,980
Jun-93                          12,568                  10,875             14,503             11,976
Jul-93                          13,796                  11,333             14,435             12,331
Aug-93                          13,012                  11,318             14,985             12,262
Sep-93                          11,598                  10,623             14,874             11,772
Oct-93                          12,785                  11,418             15,176             12,197
Nov-93                          12,619                  11,134             15,033             11,815
Dec-93                          14,325                  11,918             15,218             12,369
Jan-94                          15,080                  12,687             15,728             13,108
Feb-94                          14,243                  12,306             15,303             12,950
Mar-94                          14,305                  11,834             14,637             12,614
Apr-94                          13,560                  11,905             14,828             12,728
May-94                          14,181                  12,127             15,069             13,065
Jun-94                          13,548                  11,999             14,697             13,062
Jul-94                          13,693                  12,440             15,184             13,370
Aug-94                          14,316                  13,028             15,802             13,655
Sep-94                          15,146                  13,314             15,421             13,828
Oct-94                          14,544                  13,306             15,774             13,841
Nov-94                          13,287                  12,278             15,195             13,140
Dec-94                          13,640                  12,466             15,417             13,454
Jan-95                          12,403                  11,641             15,818             12,851
Feb-95                          12,788                  11,971             16,431             13,011
Mar-95                          13,806                  12,770             16,918             13,675
Apr-95                          14.025                  13,120             17,410             13,926
May-95                          13,942                  13,155             18,098             14,007
Jun-95                          14,109                  13,210             18,523             14,008
Jul-95                          14,735                  13,864             19,140             14,516
Aug-95                          14,892                  13,542             19,192             14,364
Sep-95                          15,237                  13,672             19,996             14,459
Oct-95                          13,691                  12,957             19,926             13,930
Nov-95                          14,867                  13,604             20,803             14,449
Dec-95                          15,140                  13,609             21,187             14,796
Jan-96                          16,935                  14,300             21,916             15,299
Feb-96                          17,282                  14,377             22,127             15,444
Mar-96                          17,408                  14,772             22,339             15,858
Apr-96                          17,765                  15,242             22,667             16,251
May-96                          18,171                  15,166             23,252             16,192
Jun-96                          16,728                  14,264             23,348             15,624
Jul-96                          16,076                  13,937             22,309             15,375
Aug-96                          17,017                  14,276             22,782             15,748
Sep-96                          16,664                  14,086             24,062             15,661
Oct-96                          17,316                  14,217             24,725             15,908
Nov-96                          17,701                  14,734             25,593             16,592
Dec-96                          17,872                  14,389             26,066             16,602


Past performance is not indicative of future results.
The graph shows month-end net asset values, however, the net asset value fluctuates daily.
  *Equally weighted average of MSCI Gold Mines, Energy Sources, Non-Ferrous
   Metals, and Forest Products and Paper Indices, compiled by Van Eck Global. **Beginning in 1998, we will replace the Natural Resources Index with the
   Ibbotson Hard Assets Index as a more appropriate benchmark comparison for the Fund given recent changes in the investment approach of the Fund. The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.
***Performance is net of the Fund's expenses only.

                        GOLD AND NATURAL RESOURCES FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                      VALUE
  NO. OF SHARES            SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
  AUSTRALIA: 11.40%
  INDUSTRIAL METALS: 3.09%
        1,050,000  Pasminco Ltd.                   $  1,652,493
          550,000  WMC Ltd.                           3,489,062
                                                   ------------
                                                      5,141,555
                                                   ------------
  ENERGY: .48%
          422,500  Portman Mining Ltd.                  792,545
                                                   ------------
  PRECIOUS METALS: 7.83%
          840,000  Acacia Resources Ltd.+             1,635,801
          380,000  Delta Gold NL+                       712,821
          240,000  Great Central Mines NL               682,935
          410,000  Newcrest Mining Ltd.               1,629,443
          700,000  Normandy Mining Ltd.                 968,127
          480,000  Plutonic Resources Ltd.            2,231,939
          130,000  Ranger Minerals NL+                  397,822
          139,800  Resolute Samantha Ltd.               291,134
          600,000  RGC Ltd.                           2,665,927
          310,000  Sons of Gwalia NL                  1,830,778
                                                   ------------
                                                     13,046,727
                                                   ------------
                                                     18,980,827
                                                   ------------
  CANADA: 17.81%
  INDUSTRIAL METALS: 1.01%
           30,000  Cameco Corp.                       1,201,532
          110,000  Miramar Mining Corp.+                481,488
                                                   ------------
                                                      1,683,020
                                                   ------------
  ENERGY: 5.89%
          210,000  Abacan Resources Corp.+            1,824,375
          240,000  Morrison Petroleum Ltd.            1,435,710
          205,000  Pacalta Resources Ltd.+            1,211,381
           80,000  Poco Petroleum Ltd.+                 761,627
           30,000  Renaissance Energy Ltd.+           1,023,162
           45,000  Talisman Energy Corp.+             1,496,991
          705,000  Windsor Energy Corp.+              2,057,268
                                                   ------------
                                                      9,810,514
                                                   ------------
  PRECIOUS METALS: 10.91%
           50,000  Barrick Gold Corp.                 1,437,500
          324,100  Battle Mountain Canada
                     (Exchangeable Shares)            2,228,188
           40,000  Cambior Inc.                         589,458
           75,000  Canarc Resources Corp.+              109,430
          100,000  Echo Bay Mines Ltd.                  662,500
           11,800  Euro-Nevada Mining Corp.             352,085
          110,000  Goldcorp Inc. (Class A)              935,000
           35,000  Golden Star Resources Ltd.+          460,880
           50,000  Meridian Gold Inc.+                  206,250
          354,000  Meridian Gold Inc.
                     (Installment Receipt)+             839,322
          400,000  Namibian Minerals Corp.            1,604,961
           40,000  Pangea Goldfields Inc.+(b)           186,759
           60,000  Pegasus Gold Inc.+                   453,750
          120,000  Placer Dome Inc.                   2,610,000

           43,500  Rio Narcea Gold Mines Ltd.
                     (Special Warrant due
                     2/27/1997)+, (b)*             $    113,126
          145,000  Teck Corporation (Class B)         3,358,562
          210,000  TVX Gold Inc.+                     1,627,500
          300,000  Vista Gold Corp.+                    404,887
                                                   ------------
                                                     18,180,158
                                                   ------------
                                                     29,673,692
                                                   ------------
  FRANCE: .56%
  ENERGY: .56%
           47,150  Forasol-Foramer N.V.+                925,319
                                                   ------------
  GHANA: .37%
  PRECIOUS METALS: .37%
           50,000  Ashanti Goldfields Company
                     Ltd. (GDR)                         618,750
                                                   ------------
  INDONESIA: .19%
  INDUSTRIAL METALS: .19%
           17,400  PT Tambang Timah (GDR)               315,375
                                                   ------------
  ITALY: 1.39%
  ENERGY: 1.39%
           45,000  Ente Nazionale Idrocarburi
                     S.p.A. (ADR)                     2,323,125
                                                   ------------
  NETHERLANDS: 1.44%
  ENERGY: 1.44%
           14,000  Royal Dutch Petroleum Co. (NY
                     Registry Shares)                 2,390,500
                                                   ------------
  SOUTH AFRICA: 6.43%
  PRECIOUS METALS: 6.43%
          190,000  Beatrix Mines Ltd. (ADR)           1,189,875
          100,000  Beatrix Mines Ltd.                   626,250
           65,000  Driefontein Consolidated Ltd.
                     (ADR)                              650,000
           30,000  Driefontein Consolidated Ltd.        300,000
           60,000  Freestate Consolidated Mines
                     (ADR)                              431,250
           75,000  Harmony Gold Mining Ltd.
                     (ADR)+                             590,625
           15,000  Harmony Gold Mining Ltd.             118,125
          100,000  Impala Platinum Holdings (ADR)     1,003,130
           90,000  Kloof Gold Mining (ADR)              703,125
          100,000  Randgold & Exploration (ADR)+        671,875
           93,013  Rustenburg Platinum Holdings
                     (ADR)                            1,273,117
           54,000  St. Helena Gold (ADR)+               310,500
          135,000  Western Areas Gold Mining
                     (ADR)                            1,852,038
           28,000  Western Deep Levels Ltd. (ADR)       840,000
            5,000  Western Deep Levels Ltd.             150,000
                                                   ------------
                                                     10,709,910
                                                   ------------

                       See Notes to Financial Statements.

                        GOLD AND NATURAL RESOURCES FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                      VALUE
  NO. OF SHARES            SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
UNITED KINGDOM: 1.53%
ENERGY: 1.53%
           18,000  British Petroleum PLC (ADR)     $  2,544,750
                                                   ------------
UNITED STATES: 54.55%
INDUSTRIAL METALS: 2.11%
           63,000  Alumax, Inc.+                      2,102,625
           45,700  Royal Gold Inc.+                     611,237
           24,200  Titanium Metals                      795,575
                                                   ------------
                                                      3,509,437
                                                   ------------
CHEMICALS: 1.86%
          100,500  General Chemical Group Inc.        2,374,313
           18,300  IMC Global, Inc.                     715,987
                                                   ------------
                                                      3,090,300
                                                   ------------
ENERGY: 28.98%
           75,000  BJ Services Co.+                   3,825,000
           26,800  Diamond Offshore Drilling
                     Inc.+                            1,527,600
           50,000  Ensco International Inc.+          2,425,000
           53,200  Falcon Drilling Company Inc.+      2,088,100
           10,000  Flores & Rucks Inc.+                 532,500
           50,000  Forest Oil Corp.                     881,250
           15,000  Halliburton Co.                      903,750
          195,000  Harcor Energy Inc.+                  950,625
           75,000  Input/Output Inc.                  1,387,500
           55,000  Louisiana Land & Exploration
                     Co.                              2,949,375
           19,000  Mobil Corp.                        2,322,750
          110,000  Nabors Industries Inc.+            2,117,500
           42,600  Noble Affiliates, Inc.             2,039,475
           70,000  Nuevo Energy Co.+                  3,640,000
          165,000  Pride Petroleum Services Inc.+     3,836,250
           18,000  Schlumberger Ltd.                  1,797,750
           50,000  Snyder Oil Corp.                     868,750
           90,000  Stone Energy Corp.+                2,688,750
           50,000  Tidewater Inc.                     2,262,500
           25,000  Trico Marine Services Inc.+        1,200,000
           75,000  Triton Energy Ltd.+                3,637,500
           85,000  United Meridian Corp.+             4,398,750
                                                   ------------
                                                     48,280,675
                                                   ------------
 FOREST PRODUCTS & PAPER: 6.42%
          109,700  Buckeye Cellulose Corp.+           2,920,763
           35,000  Champion International Corp.       1,513,750
          115,000  Fort Howard Corp.+                 3,184,063
           34,600  Rayonier Inc.                      1,327,775
           25,000  Willamette Industries Inc.         1,740,625
                                                   ------------
                                                     10,686,976
                                                   ------------
 INSURANCE: 0.04%
            3,000  Highlands Insurance Group+            60,750
                                                   ------------
 PRECIOUS METALS: 6.63%
          134,700  Getchell Gold Corp.+            $  5,169,113
          170,000  Homestake Mining Corp.             2,422,500
           60,000  Newmont Mining Corp.               2,685,000
           42,000  Stillwater Mining Co.+               761,250
                                                   ------------
                                                     11,037,863
                                                   ------------
REAL ESTATE: 8.51%
           20,000  Amerco+                              700,000
           50,000  Cali Realty Corp.                  1,543,750
           45,000  Capstar Hotel Co.+                   883,125
           20,000  Carramerica Realty Corp.             585,000
           40,000  Excel Realty Trust Inc.            1,015,000
           40,000  Highwoods Properties Inc.          1,350,000
           50,000  Interstate Hotels Co.+             1,412,500
           28,000  Macerich Company (The)               731,500
           84,000  Patriot American Hospitality
                     Inc.                             3,622,500
           45,000  Prentiss Properties Trust+         1,125,000
           30,000  Security Capital Industrial
                     Trust                              641,250
           20,000  Urban Shopping Centers Inc.          580,000
                                                   ------------
                                                     14,189,625
                                                   ------------
                                                     90,855,626
                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.67%
(Cost $125,012,405)                                 159,337,874
                                                   ------------
PRINCIPAL AMOUNT SHORT-TERM OBLIGATION: 4.33%
---------------------------------------------

       $7,240,000  General Electric Capital Corp.
                     Commercial Paper Due
                     1/02/97 Interest Yield 5.57%
                     (amortized cost of $7,238,894)   7,238,894
                                                   ------------
TOTAL INVESTMENTS: 100% (Cost $132,251,299)        $166,576,768
                                                    ===========

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
  * Fair value as determined by the Board of Trustees.
  + Non-income producing.

GLOSSARY:

  ADR--American Depositary Receipt
  GDR--Global Depositary Receipt

         SUMMARY OF
         INVESTMENTS
         BY INDUSTRY
         -----------
Industrial Metals         6.40%
Chemicals                 1.86%
Energy                   40.27%
Forest Products & Paper   6.42%
Insurance                 0.04%
Precious Metals          32.17%
Real Estate               8.51%
Commercial Paper          4.33%
                        ------
                        100.00%
                        ======

                       See Notes to Financial Statements.

              GOLD AND NATURAL RESOURCES FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments at value (identified cost, $132,251,299) (Note 1).................................................  $166,576,768
  Cash........................................................................................................     2,794,297
Receivables:
  Securities sold.............................................................................................       460,636
  Dividends...................................................................................................       165,890
  Capital shares sold.........................................................................................        52,197
                                                                                                                ------------
      Total assets............................................................................................   170,049,788
                                                                                                                ------------
LIABILITIES:
Payables:
  Capital shares repurchased..................................................................................     1,940,091
  Securities purchased........................................................................................       597,317
  Open forward currency contracts (Note 5)....................................................................         2,349
  Accounts payable............................................................................................        92,673
                                                                                                                ------------
      Total liabilities.......................................................................................     2,632,430
                                                                                                                ------------
Net assets....................................................................................................  $167,417,358
                                                                                                                 ===========
Shares outstanding............................................................................................    10,012,900
                                                                                                                 ===========
Net asset value, redemption price and offering price per share................................................        $16.72
                                                                                                                 ===========
Net assets consist of:
  Aggregate paid in capital...................................................................................  $126,730,314
  Unrealized appreciation of investments, forward currency contracts and foreign currency.....................    34,317,825
  Undistributed net investment income.........................................................................        34,126
  Undistributed realized gains................................................................................     6,335,093
                                                                                                                ------------
                                                                                                                $167,417,358
                                                                                                                 ===========

                       See Notes to Financial Statements

              GOLD AND NATURAL RESOURCES FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                             FOR THE
                                                                           EIGHT MONTHS                       FOR THE
                                                                              ENDED                          YEAR ENDED
                                                                           DECEMBER 31,                      APRIL 30,
                                                                               1996                             1996
                                                                     ------------------------         ------------------------
INCOME:

Dividends (less foreign taxes withheld of $75,117 and $166,829,
  respectively)....................................................                $1,325,638                       $2,065,619
Interest...........................................................                   168,892                          552,363
                                                                                   ----------                       ----------
      Total income.................................................                 1,494,530                        2,617,982

EXPENSES:
Management (Note 2)................................................  $1,121,447                       $1,251,773
Administration (Note 2)............................................      5,856                           34,251
Trustees fees and expenses.........................................     20,098                           17,690
Custody............................................................    129,568                           34,564
Professional.......................................................     45,557                           45,751
Reports to shareholders............................................     22,233                           31,998
Registration.......................................................      3,000                            6,556
Miscellaneous......................................................     42,040                           75,737
                                                                     ---------                        ---------
      Total Expenses...............................................  1,389,799                        1,498,320
Expenses reduced by a directed brokerage arrangement...............     (7,290)                          (3,241)
                                                                     ---------                        ---------
      Net expense..................................................                 1,382,509                        1,495,079
                                                                                   ----------                       ----------
      Net investment income........................................                   112,021                        1,122,903

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain from security transactions...........................                 7,578,337                        3,080,740
Realized loss from foreign currency transactions...................                      (301)                          (4,602)
Change in unrealized appreciation (depreciation) of foreign
  currency receivables, payables and forward foreign currency
  contracts........................................................                    (8,184)                             899
Change in unrealized appreciation of investments...................                (7,051,157)                      28,055,575
                                                                                   ----------                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                $  630,716                       $32,255,515
                                                                                   ==========                       ==========

                       See Notes to Financial Statements

              GOLD AND NATURAL RESOURCES FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                                          EIGHT MONTHS
                                                                              ENDED
                                                                          DECEMBER 31,          YEAR ENDED           YEAR ENDED
                                                                              1996            APRIL 30, 1996       APRIL 30, 1995
                                                                          -------------       --------------       --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................................................  $    112,021        $   1,122,903        $     790,540
  Realized gain (loss) from security transactions.......................     7,578,337            3,080,740              (88,089)
  Realized gain (loss) from foreign currency transactions...............          (301)              (4,602)              16,931
  Change in unrealized appreciation (depreciation) of foreign currency
    receivables, payables, and forward currency contracts...............        (8,184)                 899                 (359)
  Change in unrealized appreciation (depreciation) of investments.......    (7,051,157)          28,055,575            1,006,585
                                                                          -------------       --------------       --------------
  Increase in net assets resulting from operations......................       630,716           32,255,515            1,725,608
                                                                          -------------       --------------       --------------
Dividends to shareholders from:
  Net investment income.................................................    (1,668,458)          (1,119,954)            (556,181)
  Net realized gains....................................................    (1,636,166)                   0                    0
                                                                          -------------       --------------       --------------
                                                                            (3,304,624)          (1,119,954)            (556,181)
                                                                          -------------       --------------       --------------
                                                                            (2,673,908)          31,135,561            1,169,427
                                                                          -------------       --------------       --------------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares.....................................   168,572,105          248,311,248          215,198,706
  Reinvestment of dividends.............................................     3,304,625            1,119,954              556,181
                                                                          -------------       --------------       --------------
                                                                           171,876,730          249,431,202          215,754,887
  Cost of shares reacquired.............................................  (188,155,190)        (221,516,726)        (170,852,980)
                                                                          -------------       --------------       --------------
Increase (decrease) in net assets resulting from capital share
  transactions..........................................................   (16,278,460)          27,914,476           44,901,907
                                                                          -------------       --------------       --------------
      Total increase (decrease) in net assets...........................   (18,952,368)          59,050,037           46,071,334
NET ASSETS:
Beginning of period.....................................................   186,369,726          127,319,689           81,248,355
                                                                          -------------       --------------       --------------
End of period (including undistributed net investment income of $34,126,
  $1,632,405 and $492,408, respectively)................................  $167,417,358        $ 186,369,726        $ 127,319,689
                                                                          ============         ============         ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (WITH AN UNLIMITED
  NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):
  Shares sold...........................................................    10,473,085           16,491,600           16,179,492
  Reinvestment of dividends.............................................       194,390               84,822               40,771
                                                                          -------------       --------------       --------------
                                                                            10,667,475           16,576,422           16,220,263
  Shares reacquired.....................................................   (11,667,614)         (15,001,769)         (12,979,210)
                                                                          -------------       --------------       --------------
  Net increase (decrease)...............................................    (1,000,139)           1,574,653            3,241,053
                                                                          ============         ============         ============

                       See Notes to Financial Statements

                        GOLD AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                           FOR THE
                                                        EIGHT MONTHS
                                                            ENDED                          YEAR ENDED APRIL 30,
                                                        DECEMBER 31,     --------------------------------------------------------
                                                            1996           1996        1995        1994        1993        1992
                                                        -------------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period..................       $16.92        $13.49      $13.11      $10.61       $8.25       $8.85
                                                           --------      --------    --------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income...............................         0.02          0.12        0.08        0.07        0.01        0.04
  Net Gains (Loss) on Securities (both realized and
    unrealized).......................................         0.09          3.44        0.37        2.47        2.39       (0.53)
                                                           --------      --------    --------    --------    --------    --------
Total from Investment Operations......................         0.11          3.56        0.45        2.54        2.40       (0.49)
                                                           --------      --------    --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income................        (0.16)        (0.13)      (0.07)      (0.04)      (0.04)      (0.11)
  Dividends from net realized gains...................        (0.15)           --          --          --          --          --
                                                           --------      --------    --------    --------    --------    --------
Total Distributions...................................        (0.31)        (0.13)      (0.07)      (0.04)      (0.04)      (0.11)
                                                           --------      --------    --------    --------    --------    --------
Net Asset Value, End of Period........................       $16.72        $16.92      $13.49      $13.11      $10.61       $8.25
                                                           ========      ========    ========    ========    ========    ========
Total Return (a)......................................        0.60%        26.66%       3.43%      23.96%      29.19%      (5.62%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).......................     $167,417      $186,370    $127,320     $81,248     $30,896      $9,836
Ratio of Gross Expenses to Average Net Assets.........        1.24%*        1.08%          --          --          --          --
Ratio of Net Expenses to Average Net Assets...........        1.23%*        1.08%(b)    0.96%       0.96%       1.61%       1.32%
Ratio of Net Income to Average Net Assets.............        0.10%*        0.81%       0.71%       0.64%       0.25%       0.60%
Portfolio Turnover Rate...............................       46.14%        26.37%      23.30%      15.84%      14.61%       0.48%
Average Commission Rate Paid(c).......................      $0.0305       $0.0310

---------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods less than one year were not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
  *  Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The Gold and Natural Resources Fund fiscal year end was changed from April 30 to December 31. The following is a summary of significant accounting policies consistently followed by the Gold and Natural Resources Fund series, a diversified fund, (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted

                        GOLD AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, wash sales, and real estate investment trusts.

The effect of these differences for the year ended December 31, 1996 decreased undistributed net investment income and increased undistributed realized gains by $41,842.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--Van Eck Associates Corporation earned fees of $1,127,303 for the eight months ended December 31, 1996 for investment management and advisory services. This fee, which includes the fee paid to the Advisor for accounting and administrative services, is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $7,290 under this arrangement. The Fund could have invested the assets used in connection with the directed brokerage arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $76,327,734 and $88,186,355, respectively, for the eight months ended December 31, 1996. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $133,466,152. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $33,110,616, of which $38,967,853, related to appreciated securities and $5,857,237 related to depreciated securities.

NOTE 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions.

At December 31, 1996, the Fund had the following outstanding forward foreign currency contract:

                                 VALUE AT
                                 SETTLEMENT   CURRENT    UNREALIZED
CONTRACT                           DATE        VALUE     DEPRECIATION
 ---------------------------------------------------------------
                     FOREIGN CURRENCY SALES
                            CONTRACT
           AUD 854,067 expiring
           12/23/96              $676,507     $674,158   ($2,349)
                                 ========     ========   ========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES

The following securities are restricted as to sale:

                                                      PERCENT OF
  DATE                                               NET ASSETS AT
ACQUIRED                         COST      VALUE       12/31/96
   ------------------------------------------------------------
  6/05/96  Pangea Goldfields   $164,061   $186,759        0.11%
           Inc.
 11/26/96  Rio Narcea Gold      121,681    113,126        0.07%
           Mines Ltd.
           (Special Warrants
           expiring
           2/27/1997)*
  6/20/96  Canarc Resources          --         --          --
           Corp.
           (Warrants expiring
           6/20/98)*
  4/25/96  Vista Gold Corp.          --         --          --
           (Warrants expiring
           10/31/97)*

---------------

* Fair value as determined by the Board of Trustees.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $14,309.

NOTE 8--An income dividend of $0.31 a share and a long term capital gain distribution of $0.42 a share were paid on January 31, 1997 to shareholders of record date January 29, 1997, with a reinvestment date of January 31, 1997.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Gold and Natural Resources Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1996, the related statements of operations for the eight months then ended and for the year ended April 30, 1996, the statements of changes in net assets for the eight months then ended and for each of the two years in the period ended April 30, 1996, and the financial highlights for the eight months then ended and for each of the five years in the period ended April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold and Natural Resources Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1996, the results of its operations for the eight months then ended and for the year ended April 30, 1996, the changes in its net assets for the eight months then ended and for each of the two years in the period ended April 30, 1996, and the financial highlights for the eight months then ended and for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 18, 1997

         VAN ECK WORLDWIDE                      December 31, 1996
          INSURANCE TRUST

    -------------------------
                                                VAN ECK
         GOLD AND NATURAL                       WORLDWIDE
          RESOURCES FUND                        INSURANCE TRUST
                                                ANNUAL REPORT




                                                GOLD AND NATURAL

                                                RESOURCES FUND


 VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------
 99 Park Avenue, New York, NY 10016


 This report must be accompanied or
 preceded by a prospectus, which
 includes more complete information,
 such as charges and expenses and
 the risks associated with
 international investing, including
 currency fluctuations or controls,
 expropriation, nationalization and
 confiscatory taxation. Please read
 the prospectus carefully before
 investing.

FR1997-0130-0040

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